Exhibit 10.3

AMENDMENT N° 22

TO THE

FULL SCALE SYSTEM DEVELOPMENT CONTRACT

No. IS-10-021

Between

Iridium Satellite LLC

And

THALES ALENIA SPACE FRANCE

for the

IRIDIUM NEXT SYSTEM

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy

PREAMBLE

This Amendment N° 22 (the “Amendment”) to the Full Scale System Development Contract No. IS-10-021 signed on June 1, 2010 between Iridium Satellite LLC and Thales Alenia Space France for the Iridium NEXT System, as amended, (the “Contract”) is entered into on this 14th day of July, 2014 (“Effective Date”) by and between Thales Alenia Space France, a company organized and existing under the laws of France, having its registered office at 26 avenue Jean François Champollion 31100 Toulouse – FRANCE (“Contractor”), and Iridium Satellite LLC, a limited liability company organized under the laws of Delaware, having an office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 - USA (“Purchaser”).

RECITALS

WHEREAS, Purchaser’s customer wishes to have an Auxiliary Component (as defined herein) designated as [***] integrated on [***] Satellites; and

WHEREAS, Contractor has provided a proposal to Purchaser for the implementation and integration of [***]; and

WHEREAS, the Parties have reached agreement on total price, milestone payment schedule and Deliverable Data for the implementation of [***].

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

Article 1:     Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract or any amendments thereto, as the case may be.

Article 2:     Article 1 of the Contract is hereby revised to add the following definition.

“ADS-B Payload” means, individually or collectively, the ADS-B receiver sensor or instrument to be integrated with each Satellite, intended to be launched into the orbital location of such Satellite.

“Auxiliary Component” or “AC” means any auxiliary sensor or instrument or other equipment, software, or both, other than the ADS-B Payload, that is intended to interface with and is located either inside or outside the Payload Enclosure hosted on any Satellite.

“Payload Enclosure” means the enclosure which includes the ADS-B Payload and Auxiliary Components.

Article 3:     The SOW will be revised to reflect Contractor letter TAS-14-CI/DCE-046, dated March 28, 2014 and related presentation titled “[***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy Iridium / Thales Alenia Space Confidential & Proprietary

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Article 4:     The Base Contract Price set forth in Article 4.1 of the Contract is hereby increased by the amount of [***] U.S. Dollars (US$ [***]) to a new Base Contract Price of no more than [***] U.S. Dollars (US$[***]).

Article 5:     Article 7.6, as set forth below, is hereby added to the Contract.

“7.6 [***]

7.6.1 [***]

Article 6:    Exhibit D of the Contract is hereby revised to add the following separate milestone payment schedule applicable to the addition [***].

[***]

Article 7:    [***] Milestone. Contractor shall support Purchaser and Purchaser’s customer (the “Customer”) as follows:

[***]

Article 8:    The Payment Plan set forth in Exhibit D of the Contract is hereby modified by (i) deleting the US Dollars amount of $ [***] for [***] and (ii) inserting the US Dollar amount of $ [***] in place thereof.

Article 9:    This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 10:   All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

IRIDIUM SATELLITE LLC	THALES ALENIA SPACE FRANCE

/s/ S. Scott Smith	/s/ Bertrand Maureau
S. Scott Smith	Bertrand Maureau
Chief Operating Officer	Vice President
Telecommunications Business Line

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy Iridium / Thales Alenia Space Confidential & Proprietary

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